EXECUTION VERSION 245786900 v5 Exhibit 10.3 SUBSCRIPTION AGREEMENT This Subscription Agreement (the “Agreement”) is made as of March 24, 2021 (the “Effective Date”) by and between Seagen Inc., a Delaware corporation located at 21823 30th Drive SE, Bothell, WA 98021 (together with its Affiliates, “Seagen”), and Pieris Pharmaceuticals, Inc., a Nevada corporation located at 255 State Street, 9th Floor, Boston, Massachusetts 02109 (“Pieris” or the “Company”). Each of Seagen and the Company is sometimes referred to individually herein as a “Party” and collectively as the “Parties.” WHEREAS, pursuant to Section 7.3 of the Amended and Restated License and Collaboration Agreement (as defined below), the Company has agreed to issue Seagen shares of the Company’s Common Stock (as defined below) on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Company and Seagen agree as follows: 1. ISSUANCE OF SHARES Issuance of Shares. The Company agrees to issue to Seagen, and Seagen agrees to acquire from the Company, 3,706,174 shares (the “Shares”) of the common stock, $0.001 par value per share (the “Company Stock”), of the Company for a total purchase price of thirteen million US Dollars ($13,000,000) (the “Shares Price”), in a private placement transaction pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Seagen and the Company acknowledge and agree that (i) for tax purposes (including for income taxes) and financial accounting purposes, an amount equal to $3,000,000 shall be treated as an additional technology fee payable by Seagen to the Company under the Amended and Restated License and Collaboration Agreement (provided that, for clarity, no actual additional amounts will be paid by Seagen under the Amended and Restated License and Collaboration Agreement). Payment & Issuance Date. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures on the Effective Date (the “Closing”). At the Closing, Seagen shall make the payment of the Shares Price to Pieris in accordance with wire instructions provided by Pieris at least two (2) Business Days prior to the Effective Date. At the Closing, Pieris shall cause its transfer agent to issue and deliver to Seagen a book-entry notation reflecting the issuance of the Shares on the Effective Date. Closing Deliverables. At the Closing, the Company will deliver to Seagen: Legal opinions of the Company’s counsel dated as of the Closing, in the forms of Exhibit A-1 and A-2 hereto. A certificate of the secretary of the Company dated as of the Closing certifying that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company (the “Board”) authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby as of the Closing.

2. REPRESENTATIONS AND WARRANTIES Representations and Warranties of the Company. For purposes of these representations and warranties, the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein. The Company hereby represents and warrants to Seagen as follows: Organization and Qualification. The Company and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any subsidiary is in violation or default of any of the provisions of its articles of incorporation or bylaws or other organizational documents. The Company and each of its subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no legal proceeding has been instituted, is pending, or, to the knowledge of the Company, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The Company’s execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board or its stockholders in connection therewith. This Agreement has been duly executed by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provisions of the Company’s or any of its subsidiaries’ articles of incorporation or bylaws or other similar organizational documents of any subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material contract, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by Seagen herein, of any self-regulatory organization to which the Company or its securities are subject, including the Nasdaq Stock Market (“Nasdaq”), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, or a Material Adverse Effect on the legality, validity or enforceability of this Agreement or the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, approval, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, holder of outstanding securities of the Company or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of Section 4 of this Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of any requisite notices to Nasdaq for the issuance and sale of the Shares or (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”). Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and free and clear of all liens, other than restrictions on transfer provided for in this Agreement or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Capitalization. The capitalization of the Company is as described in its most recently filed Quarterly Report on Form 10-Q, except for issuances pursuant to this Agreement, stock option exercises, issuances pursuant to equity incentive plans, exercises of warrants or issuances pursuant to the Company’s “at the market” equity program. The Company has not issued any capital stock since the date of its most recently filed SEC Report (as defined below) other than to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities of the Company. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement that have not been effectively waived. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities which violation would have or would reasonably be expected to result in a Material Adverse Effect. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect and would not have or reasonably be expected to result in any limitation or prohibition on the Company’s ability to register the Shares for resale on Form S-3 or Seagen’s ability to use Rule 144 to resell the Shares. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the material contracts to which the Company is a party or to which the property or assets of the Company are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports. Financial Statements. The consolidated financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments. Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Shares contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Business Day prior to the date that this representation is made. Litigation. There is no action which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. During the past five years, neither the Company, nor to the knowledge of the Company any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company there is not pending or contemplated, any investigation by the Securities and Exchange Commission (the “Commission”) involving the Company or any current or former director or officer of the Company. During the past five years, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. Employment Matters. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would have or would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a labor union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer or key employee, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and to the knowledge of the Company, the continued employment of each such executive officer or key employee does not subject the Company to any liability with respect to any of the foregoing matters, except, in each case, matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any material contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is not in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted, except as set forth in the SEC Reports, or such that where the failure to possess such permits, individually or in the aggregate, has not and would not have or would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any such Material Permits. Title to Assets. The Company has good and marketable title to all tangible personal property owned by it that is material to its business, in each case free and clear of all liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. Patents and Trademarks. To the knowledge of the Company, the Company owns, possesses, licenses or has other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights necessary or material for use in connection with its businesses as described in the SEC Reports and which the failure to so would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). To the knowledge of the Company, none of the Intellectual Property Rights used by the Company violates or infringes upon the patent, trademark, copyright, trade secret or other proprietary rights of any Person. There is no pending or, to the knowledge of the Company, threatened proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have or would reasonably be expected to result in a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened Proceeding or claim by another Person challenging the Company’s rights in or to any material Intellectual Property Rights, or challenging inventorship, validity or scope of any such Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the knowledge of the Company, any of its officers, directors or employees or otherwise in violation of the rights of any Person, which violations would have or would reasonably be expected to have a Material Adverse Effect. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company is engaged. The Company has not received any written notice of cancellation of any such insurance, nor, to the knowledge of the Company, will it be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act. Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting. Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or Seagen for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. Private Placement. Assuming the accuracy of Seagen’s representations and warranties set forth in Section 2.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company under this Agreement. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of Nasdaq. Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

Registration Rights. Other than Seagen pursuant to Section 4 of this Agreement or as otherwise disclosed in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. The Company is in compliance with all listing and maintenance requirements of Nasdaq on the date hereof and the issuance of the Shares will not violate any such listing or maintenance requirements. Application of Takeover Protections; Rights Agreements. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to Seagen as a result of Seagen and the Company fulfilling their obligations or exercising their rights under this Agreement. No Integrated Offering. Assuming the accuracy of Seagen’s representations and warranties set forth in Section 2.2, neither the Company nor, to the knowledge of the Company, any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq unless such integration would not have or reasonably be expected to result in a Material Adverse Effect. Tax Matters. The Company (i) has accurately and timely prepared and filed (or requested valid extensions thereof) all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect. The Company has not received notice of any unpaid taxes in any material amount claimed to be due by the Company by the taxing authority of any jurisdiction. Environmental Matters. To the knowledge of the Company, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any environmental laws, (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is subject to any claim relating to any environmental laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending investigation or, to the knowledge of the Company, investigation threatened in writing that might lead to such a claim. No General Solicitation. Neither the Company nor, to the knowledge of the Company, any Person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect. Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Regulation M Compliance. The Company has not, and to the knowledge of the Company no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares in violation of Regulation M under the Exchange Act, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. PFIC Status. The Company is not nor does it intend to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended. OFAC Status. Neither the Company, nor to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

FDA. There is no legal or governmental proceeding to which the Company is a party or of which any property or assets of the Company is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or non-U.S. governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which, singularly or in the aggregate, if determined adversely to the Company, would have or would reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The Company is in compliance with all applicable federal, state, local and non-U.S. laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or non- U.S. agencies or bodies engaged in the regulation of pharmaceuticals, except where noncompliance would not, singularly or in the aggregate, be reasonably likely to have a Material Adverse Effect. All preclinical studies and clinical trials conducted by or on behalf of the Company, including those necessary to support approval for commercialization of the Company’s products or product candidates, have been conducted by the Company, as applicable, or to the knowledge of the Company by third parties, in material compliance with all applicable federal, state or non-U.S. laws, rules, orders and regulations. Representations and Warranties of Seagen. Seagen hereby represents and warrants to the Company as follows: Corporate Organization. Seagen is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. Corporate Authority. Seagen has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Seagen of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no other proceedings on Seagen’s part are or will be necessary to authorize this Agreement or for it to consummate such transactions. This Agreement is the valid and binding agreement of Seagen, enforceable against Seagen in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. Conflicting Agreements and Other Matters. The execution, delivery and performance by Seagen of this Agreement and the consummation by Seagen of the transactions contemplated hereby do not and will not (i) conflict with or violate any provisions of Seagen’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any lien upon any of the properties or assets of Seagen or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material contract, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Seagen is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by Seagen herein, of any self- regulatory organization to which Seagen or its securities are subject, including Nasdaq, or by which any property or asset of Seagen is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect or a material adverse effect on the legality, validity or enforceability of this Agreement or Seagen’s ability to perform in any material respect on a timely basis its obligations under this Agreement). Opportunity to Investigate. Prior to the execution of this Agreement, Seagen and its advisors have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the transactions contemplated hereby, and the finances, operations, business and prospects of the Company. Seagen and its advisors have also had the opportunity to obtain additional information that it believed to be necessary to verify the accuracy of information furnished about the Company. Accordingly, Seagen has independently evaluated the risks of purchasing the Shares, and Seagen is satisfied that it has received information with respect to all matters that it considers material to its decision to make this investment and has based the decision to acquire the Shares solely on such information. Acquisition for Investment. Seagen (i) is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Seagen has no present intention to effect, or any present or contemplated plan, agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for, any distribution of Shares, (ii) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, (iii) has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel, and (iv) has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and is able financially to bear the risks thereof. Seagen acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Seagen has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Exempt Offering. Seagen acknowledges that the Shares have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of Seagen contained in this Agreement. 3. RESTRICTIONS ON TRANSFER Restrictions on Transfer. The Shares shall not be sold or transferred unless the transfer (i) complies with Rule 144, or an exemption from registration under the Securities Act or (ii) is pursuant to a registration statement under the Securities Act covering the resale of such Shares. Legend. Each certificate representing the Shares shall bear a legend substantially in the following form: “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR

ANY STATE SECURITIES LAW AND THEY MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (a) SUCH SHARES FIRST SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (b) THE TRANSFER COMPLIES WITH RULE 144 OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, IF REQUESTED BY THE COMPANY, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.” Legend Removal. The Shares shall not be required to bear the legend set forth in Section 3.2 (i) after the sale of such Shares pursuant to an effective registration statement under the Securities Act covering the resale of such Shares, (ii) following any sale of such Shares pursuant to Rule 144 or (iii) if such Shares are eligible for sale under Rule 144 without the need to satisfy the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions. Pieris agrees that following such time as the legend is no longer required under this Section 3.3, no later than two (2) Business Days following the delivery by Seagen of (i) an instrument, whether certificated or uncertificated, representing the Shares issued with a restrictive legend, (ii) a written request addressed to Pieris that such restrictive legend be removed, and (iii) customary broker and representation letters in form and substance reasonably satisfactory to Pieris, Pieris will deliver or cause to be delivered to Seagen an instrument, certificated or uncertificated as directed by Seagen, representing such Shares that is free from such restrictive legend; provided, however, that each party will be responsible for any fees it incurs in connection with such request and removal. Rule 144 Reporting. With a view to making available to Seagen the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees to use its commercially reasonable efforts to make and keep current public information with respect to the Company available, as those terms are understood and defined in Rule 144, at all times during the period commencing on the Execution Date and ending on the one-year anniversary of the Closing. 4. DEMAND REGISTRATION RIGHTS. Demand Registrations. At any time beginning on the date that is sixty (60) days after the date of Closing, Seagen will have the right to request registration of any of its Registrable Securities (which may, at Seagen’s request, be shelf registrations pursuant to Rule 415 promulgated under the Securities Act), which request or requests will specify the number of Registrable Securities intended to be transferred and the intended method of distribution of such Registrable Securities. Upon receipt of such request, and subject to Seagen’s compliance with Section 4.3 hereof, Pieris will use its commercially reasonable efforts to promptly, but in no event later than sixty (60) days following receipt of such request (or ninety (90) days following the receipt of such request if Pieris is not then eligible to register for resale the Registrable Securities on Form S-3), effect the registration under the Securities Act of the Registrable Securities so requested to be registered; provided, however, that Pieris will not be required to prepare and file (x) more than two registration statements hereunder nor (y) more than one registration statement within any twelve-month period, in each case, at the request of Seagen pursuant to this Section 4.1. Notwithstanding the foregoing, Pieris may delay the filing or effectiveness of any registration of Registrable Securities pursuant to this Section 4.1 or suspend the use of any registration statement (and Seagen hereby agrees not to offer or sell any Registrable Securities pursuant to such registration statement) for a period of not more than ninety (90) days if (i) Pieris reasonably believes that there is or may be in existence material nonpublic information or events involving Pieris, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation, (ii) all reports required to be filed by Pieris pursuant to the Exchange Act have not been filed by the required date (without regard to any extension), (iii) if Pieris furnishes Seagen a certificate signed by the principal executive officer of Pieris stating that in the good faith judgment of the Board, the filing or use of any registration statement covering Registrable Securities would be seriously detrimental to Pieris or its stockholders at such time and that the Board concludes, as a result, that it is in the best interests of Seagen and its stockholders to delay the filing or effectiveness of any registration of Registrable Securities pursuant to this Section 4.1 or suspend the use of any registration statement at such time, or (iv) if Pieris intends to file such Registration Statement concurrently with its next required Form 10-Q or Form 10-K, provided, however, that Pieris may not delay the filing or effectiveness of any registration of Registrable Securities or suspend the use of any registration statement pursuant to this clause (iii) for a period of more than one hundred twenty (120) calendar days, or (iv) the consummation of any business combination by Pieris has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated by the Commission or any similar successor rule. If Pieris exercises its right to delay the filing or effectiveness or suspend the use of a registration statement hereunder, the applicable time period during which the registration statement is to remain effective will be extended by a period of time equal to the duration of the suspension period. If so directed by Pieris, Seagen will (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use its commercially reasonable efforts to deliver to Pieris (at Pieris’s expense) all copies, other than permanent file copies then in Seagen’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Pieris will use its commercially reasonable efforts to maintain the continuous effectiveness of the registration statement for up to ninety (90) calendar days following the effective date of such registration statement or, if earlier, until the date on which (i) all of the Registrable Securities included in such registration statement have actually been sold or (ii) Seagen, together with its Affiliates, no longer beneficially owns more than 20% of the Shares. Registration Expenses. Pieris will pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this Section 4. All Selling Expenses relating to the distribution of the Registrable Securities applicable to Registrable Securities sold by Seagen incurred in connection with each registration pursuant to this Section 4 will be borne by Seagen. Certain Conditions. It will be a condition of Seagen’s rights hereunder to have Registrable Securities owned by it registered that: (i) Seagen will reasonably cooperate with Pieris by supplying information and executing documents relating to Pieris or the securities of Pieris owned by Seagen in connection with such registration; and (ii) Seagen will enter into such undertakings and take such other actions relating to the conduct of the proposed offering that Pieris may request as being necessary to ensure compliance with federal and state securities laws and the securities laws of any applicable jurisdiction and the rules or other requirements of the applicable exchange. In the event of any registration under the Securities Act of any Registrable Securities pursuant to this Section 4, Pieris will indemnify and hold harmless Seagen, each of its directors, its officers, and its equity holders against such losses, claims, damages or liabilities (including reimbursement for reasonable and documented legal and other expenses) to which Seagen or any such director, officer or equity holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon a Violation; provided, however, that the indemnity agreement contained in this Section 4.3 will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without Pieris’s consent, which consent will not be unreasonably withheld, nor will Pieris be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any of such indemnified parties; and provided, further that Seagen will indemnify and hold harmless Pieris, each of its directors, its officers, and each person, if any, who controls Pieris within the meaning of the Securities Act, and any underwriter, and any other third party, as applicable, selling securities under such registration statement, against such losses, claims, damages or liabilities (including reimbursement for reasonable and documented legal and other expenses) to which Pieris or any such director, officer, controlling person, underwriter or other third party who may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon a Seagen Violation, in each case, to the extent (and only to the extent) that such Seagen Violation occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any of such indemnifying parties, provided, however, that the indemnity agreement contained in this Section 4.3 will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without Seagen’s consent, which consent will not be unreasonably withheld; provided, further, that in no event shall the obligations of Seagen in this Section 4.3 exceed the net proceeds received by it from the sale of its Registrable Securities related to the matter in which losses or damages are sought. Assignment of Registration Rights. Seagen’s right to request registration of its Registrable Securities as set forth in Section 4.1 above may be assigned to one or more Affiliates of Seagen as provided in Section 6.7 in each case so long as Seagen is not relieved of any liability or obligations under this Section 4. Termination of Registration Rights. Seagen’s right to request registration of its Registrable Securities as set forth in Section 4.1 above shall terminate automatically on the date that is five (5) years following the Closing Date or, if earlier, once Seagen, together with its Affiliates, no longer beneficially owns more than 2% of the outstanding shares of common stock of Pieris. 5. INTERPRETATION; DEFINITIONS Interpretation. As used in this Agreement, unless the context otherwise requires: (a) words of any gender include all genders; (b) words using the singular or plural number also include the plural or singular number, respectively; and (c) the terms “hereof,” “herein,” and “hereby,” and any derivative or similar words, refer to this entire Agreement. Definitions. For purposes of this Agreement, the following terms shall have the following meanings: “Affiliate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act. “Amended and Restated License and Collaboration Agreement” means the Amended and Restated License and Collaboration Agreement by and between Seagen and the Company and its subsidiary Pieris Pharmaceuticals GmbH, dated as of March 24, 2021. “Business Day” means any day on which banking institutions are open in New York, New York. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company. “Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government or other entity. “Registrable Securities” means the Shares (including any Common Stock that may be issued or distributed in respect thereof by way of dividend or split or other distribution, recapitalization or reclassification); provided, however, that the Shares shall cease to be Registrable Securities upon the sale to the public either pursuant to a registration statement under the Securities Act or under Rule 144 (in which case, only such Shares sold shall cease to be Registrable Securities). “Registration Expenses” means any and all expenses incurred by Pieris in complying with the provisions of Section 4, including (i) all Commission and stock exchange or financial regulatory authority registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, and (v) the fees and disbursements of counsel for Pieris and of its independent public accountants. “Seagen Violation” means (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement to be filed under this Agreement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Seagen of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement. “Selling Expenses” means all (i) underwriting discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals applicable to an offering involving Registrable Securities registered pursuant to Section 4 and (ii) fees and expenses of any legal counsel, accountants and any other advisors of Seagen. “Violation” means (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement to be filed under this Agreement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Pieris of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement. 6. MISCELLANEOUS Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. Specific Enforcement. Seagen, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity. Entire Agreement. This Agreement and the Amended and Restated License and Collaboration Agreement contain the entire understanding of the Parties with respect to the transactions contemplated hereby. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile transmission or PDF or any other electronically transmitted signatures such as via DocuSign), all of which shall be considered one and the same agreement and shall become effective when one or more of the counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Notices. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or Seagen, as the case may be, at their respective addresses set forth below: If to the Company: If to Seagen: Pieris Pharmaceuticals, Inc. Seagen Inc. 255 State Street, 9th Floor 21823 30th Drive SE Boston, MA 02109 Bothell, WA 98021 Attn: General Counsel Attn: General Counsel legal@pieris.com legal@seagen.com with a copy to: with a copy to: Mintz, Levin, Cohn, Ferris, Glovsky and Cooley LLP Popeo, P.C. 1700 Seventh Avenue One Financial Center Suite 1900 Boston, MA 02111 Seattle, WA 98199 Attn: Megan Gates, Esq. Attn: Alan Hambelton, Esq. (617) 542-6000 All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery or facsimile, one Business Day after such notice or communication arrives at the applicable address or was successfully sent to the applicable facsimile number, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second Business Day following the day such notice or communications was delivered to such delivery service, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail. Any notice delivered to a Party hereunder shall be sent simultaneously, by the same means, to such Party’s counsel as set forth above. Amendments. This Agreement may be amended only with the written consent of the Company and Seagen. This Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party. Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Seagen may assign its rights hereunder (including its right to purchase the Shares) to an Affiliate of Seagen, provided that such Affiliate agrees in writing to be bound by the terms and conditions set forth herein, and the Company may not assign any of its rights under this Agreement without the written consent of Seagen, which consent shall not be unreasonably withheld. Survival. Notwithstanding any investigation made by or on behalf of Seagen or Pieris prior to, on or after the Closing, the representations and warranties contained in this Agreement and any certificate delivered hereunder shall survive the Closing and shall terminate on the second anniversary of the date of Closing. The covenants of the parties hereto shall survive until fully performed and discharged, unless otherwise expressly provided herein. Expenses and Remedies. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such expense (other than as provided in Section 4.2). Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles. No Third-Party Beneficiaries. Nothing contained in this Agreement is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns, any benefit, right or remedies under or by reason of this Agreement. Interpretation. The Parties hereby acknowledge and agree that : (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

[Signature Page to Pieris and Seagen Subscription Agreement] IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written. PIERIS PHARMACEUTICALS, INC. SEAGEN INC. By: __________________________ By: __________________________ Name: Stephen Yoder Name: Clay B. Siegall, Ph.D. Title: President and CEO Title: President and CEO

Exhibit A-1 Legal Opinion

Exhibit A-2 Legal Opinion